UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023 (October 31, 2023)

PayPal Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, CA 95131

(Address of principal executive offices)

(408) 967-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2023, PayPal Holdings, Inc. (the “Company,” and collectively with its consolidated subsidiaries, “PayPal”) appointed Jamie Miller as the Company’s Executive Vice President, Chief Financial Officer, effective November 6, 2023.

Ms. Miller, age 55, previously served as Partner, Global Chief Financial Officer of Ernst & Young Global Limited, a global provider of assurance, tax, strategy and transactions and consulting services, since February 2023. Prior to that, Ms. Miller served as Chief Financial Officer of Cargill, Incorporated, a global food, agricultural, financial and industrial products company, from June 2021 to January 2023, and as Head of Corporate Strategy of Cargill from April 2022 to January 2023. Prior to joining Cargill, Ms. Miller worked at General Electric Company (“GE”), a multinational power, renewable energy, aviation and healthcare company, for 12 years, where she served in various leadership roles, including as GE’s Senior Vice President & Chief Financial Officer from November 2017 to February 2020. Ms. Miller served as President and Chief Executive Officer of GE Transportation from October 2015 to November 2017, as Chief Information Officer of GE from April 2013 to October 2015, and as Vice President, Controller and Chief Accounting Officer of GE from April 2008 to April 2013. Prior to joining GE in 2008, Ms. Miller served as Senior Vice President and Controller of WellPoint, Inc. (now Anthem), and as a partner at PricewaterhouseCoopers LLP. Ms. Miller has served on Qualcomm’s (Nasdaq: QCOM) Board of Directors since 2020 and previously served on the Board of Directors of Baker Hughes Company (Nasdaq: BKR) from 2017 to 2019.

Ms. Miller was not selected as the Company’s Executive Vice President, Chief Financial Officer pursuant to any arrangement or understanding between her and any other person. Ms. Miller does not have any family relationship with any director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Miller’s appointment as Executive Vice President, Chief Financial Officer, the Company entered into an offer letter with Ms. Miller (the “Offer Letter”) setting forth the terms of her employment and compensation. Pursuant to the Offer Letter, Ms. Miller is an at-will employee and will be entitled to an annual base salary of $750,000 and eligible for an annual target bonus of 125% of her annual base salary pursuant to PayPal’s Annual Incentive Plan. Ms. Miller is also eligible to receive a one-time sign on bonus of $6,000,000, payable in two installments and contingent on Ms. Miller remaining employed with the Company on the date of each payment, provided that such sign on bonus is subject to recovery if Ms. Miller resigns from PayPal or her employment is terminated for cause within certain timeframes set forth in the Offer Letter.

The Offer Letter also provides that Ms. Miller will receive the following equity awards (collectively, the “Equity Awards”):

•

Restricted stock units having a targeted grant date value of $6,250,000 (the “RSUs”). One-third (1/3) of the RSUs will vest on the first anniversary of the grant date, with one-twelfth (1/12) of the RSUs vesting on each quarterly vest date thereafter, conditioned upon Ms. Miller’s continued employment with a PayPal company. The RSUs are expected to be awarded on or about December 15, 2023;

•

Restricted stock units having a targeted grant date value of $2,000,000 (the “Sign-On Incentive RSUs”). One-third (1/3) of the Sign-On Incentive RSUs will vest on the first anniversary of the grant date, with one-twelfth (1/12) of the Sign-On Incentive RSUs vesting on each quarterly vest date thereafter, conditioned upon Ms. Miller’s continued employment with a PayPal company. The Incentive RSUs are expected to be awarded on or about December 15, 2023; and

•

Performance-based restricted stock units having a targeted grant date value of $6,250,000 at target (the “PBRSUs”). Any PBRSUs earned based on the Company’s performance over the three-year performance period (2024-2026) will vest and be settled in March of the year immediately following the performance period, conditioned upon Ms. Miller’s continued employment with a PayPal company. The PBRSUs are expected to be awarded in early 2024.

The number of PayPal shares subject to each Equity Award (with target performance assumed for the PBRSUs) is equal to the targeted grant date value, divided by the average PayPal stock closing price for the 30 trading days prior to the grant date of the RSUs, rounded down to the nearest whole share.

Ms. Miller will be eligible to participate in the PayPal Holdings, Inc. Executive Change in Control and Severance Plan as amended and restated effective as of September 27, 2021 (the “Current Severance Plan”), as it may be amended or restated from time to time, provided that no amendment, suspension or termination of the Current Severance Plan that occurs within the three years following Ms. Miller’s employment start date with PayPal may materially impair her rights thereunder, unless mutually agreed otherwise in writing between Ms. Miller and a PayPal company. As an executive of the Company, Ms. Miller will also be eligible to participate in the Company’s deferred compensation plan. The Company will also enter into an indemnification agreement with Ms. Miller substantially in the form as applicable to other similarly situated executive officers of the Company.

The foregoing description of the Offer Letter and compensation arrangements does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Effective November 6, 2023, upon the appointment of Ms. Miller as Chief Financial Officer, Gabrielle Rabinovitch, the Company’s Acting Chief Financial Officer and Senior Vice President, Investor Relations and Treasurer, will no longer serve in the role as Acting Chief Financial Officer.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Offer Letter, dated October 29, 2023, by and between PayPal Holdings, Inc. and Jamie Miller

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: November 1, 2023		/s/ Bimal Patel
	Name:	Bimal Patel
	Title:	Senior Vice President, General Counsel